UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 13, 2006

Meade Instruments Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-22183	95-2988062
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6001 Oak Canyon, Irvine, California		92618-5200
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949 451-1450

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

1. On June 13, 2006, Meade Instruments Corp. (the "Company") issued a press release announcing that it had entered into an agreement (the "Settlement Agreement"), dated as of June 13, 2006, by and among certain stockholders as set forth in the Settlement Agreement (the "Investor Group") and the Company. The terms and conditions of the Settlement Agreement, include, without limitation, an agreement by the Company to: (i) amend its bylaws to increase the size of its board of directors (the "Board of Directors") to nine (9); (ii) appoint Paul D. Sonkin and James Chadwick as members of the Board of Directors; (iii) nominate Mr. Sonkin as a candidate for director at the 2006 annual meeting of stockholders (the "2006 Annual Meeting"); (iv) submit a resolution to the stockholders of the Company at the 2006 Annual Meeting to declassify the Board of Directors and provide for the annual election of all directors; and (v) nominate for election as directors any existing directors whose terms are scheduled to expire at the 2007 annual meeting of stockholders (the "2007 Annual Meeting"), including Mr. Sonkin or Mr. Chadwick, or in the event that Mr. Sonkin or Mr. Chadwick declines to stand for reelection to nominate replacement candidates designated by Hummingbird Management, LLC, or Chadwick Capital Management, LLC, respectively; provided that the majority of the Board of Directors or the majority of the Nominating Committee of the Board of Directors approve the nomination of the replacement candidate, which approval shall not be unreasonably withheld. In connection with the foregoing, under the Settlement Agreement, the Investor Group agrees to: (i) withdraw its nominations of Mr. Sonkin and Mr. Chadwick for election to the Board of Directors at the 2006 Annual Meeting; (ii) withdraw its other proposals set forth in the Hummingbird Value Fund, L.P. notice dated May 10, 2006 and any other stockholder proposals with respect to the 2006 Annual Meeting; (iii) withdraw its request to inspect certain of the Company’s books, records and documents; (iv) vote its shares in favor of the Company’s director nominees and certain other proposals at the 2006 Annual Meeting; (v) vote its shares in favor of the Company’s director nominees and certain other proposals at the 2007 Annual Meeting; and (vi) not take certain actions with respect to the Company or its stock during the term of the Settlement Agreement.

A copy of the press release issued by the Company on June 13, 2006 is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Settlement Agreement is attached hereto as Exhibit 10.77 and is incorporated herein by reference.

2. On June 13, 2006, the Company entered into a Sixth Amendment to Amended and Restated Credit Agreement and Limited Waiver of Defaults (the "Amendment"), by and among Bank of America, N.A., as lender (the "Lender"), and Meade Instruments Corp, a Delaware corporation, Simmons Outdoor Corp., a Delaware corporation, and Coronado Instruments, Inc., a California corporation.

A copy of the Amendment is attached hereto as Exhibit 10.78.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 13, 2006, the Company issued a press release announcing the appointment of Mr. Sonkin and Mr. Chadwick to the Company’s Board of Directors pursuant to the Settlement Agreement.

Mr. Sonkin, 38, has served as the Chief Investment Officer to Hummingbird Value Fund, L.P., a Delaware limited partnership, since its inception in December 1999, to Hummingbird Microcap Value Fund, LP, since its inception in March 2002, to Hummingbird Concentrated Fund, LP, since its inception in January 2004, and to Tarsier Nanocap Value Fund, LP since its inception in June 2005. Since January 1998, Mr. Sonkin has served as an adjunct professor at Columbia University Graduate School of Business, where he teaches courses on security analysis and value investing. From May 1998 to May 1999 Mr. Sonkin was a senior analyst at First Manhattan & Co., a firm that specializes in mid and large cap value investing. From May 1995 to May 1998 Mr. Sonkin was an analyst and portfolio manager at Royce & Associates, which practices small and micro cap value investing. Mr. Sonkin is a member of the Board of Directors of Vodavi Technologies Inc. (NASDAQ: VTEK), a company that designs, develops, markets, and supports a broad range of business telecommunications solutions. Mr. Sonkin received an MBA from Columbia University and a BA degree in Economics from Adelphi University.

Mr. Chadwick, 33, founded Monarch Activist Partners LP, a Delaware limited partnership, and has been its managing partner since its formation in January 2006. From January 2003 to June 2005, Mr. Chadwick was the managing member of Pacific Coast Investment Partners, LLC, a hedge fund specializing in shareholder activism. From April 1999 to October 2002, Mr. Chadwick served as an analyst for Relational Investors, LLC, a registered investment advisor. Mr. Chadwick is a Director of AirNet Systems, Inc. (AMEX: ANS), a specialty air carrier company for time-sensitive deliveries. Mr. Chadwick graduated with a BA in History from the University of California Los Angeles.

Mr. Sonkin was appointed by the Board of Directors as a Class II director to serve for a term expiring at the Company’s 2006 Annual Meeting, or until his successor has been duly elected and qualified. Mr. Chadwick was appointed by the Board of Directors as a Class III director to serve for a term expiring at the Company’s 2007 Annual Meeting, or until his successor has been duly elected and qualified. After giving effect to these appointments, the Board of Directors now consists of the following: Class I directors – Michael P. Hoopis, Vernon L. Fotheringham and Steven L. Muellner; Class II directors – Steven G. Murdock, Harry L. Casari and Paul D. Sonkin; and Class III directors – Timothy C. McQuay, Frederick H. Schneider, Jr. and James Chadwick.

A copy of the press release issued by the Company on June 13, 2006 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 13, 2006, the Company issues a press release announcing that the Board of Directors increased the size of the Board of Directors to nine (9) members. The Board of Directors approved an amendment to Section 3.02(a) of the Company’s Amended and Restated Bylaws, effected immediately, to increase the size of the Board. The Board of Directors has taken this action in connection with the execution of the Settlement Agreement referenced above and attached hereto as Exhibit 10.77.

A copy of the press release issued by the Company on June 13, 2006 is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the amended Section 3.02(a) of the Company’s Amended and Restated Bylaws is attached hereto as Exhibit 3.8 and is incorporated herein by reference.

Item 8.01 Other Events.

On June 13, 2006, the Company issued a press release announcing that it had received notification from the Securities and Exchange Commission (the "SEC") of an informal inquiry into the Company’s past stock option grant practices. This notification should not be construed as an indication by the SEC or its staff that any violation of law has occurred; nor should the request be considered an adverse reflection on any person, entity or security. The Company intends to cooperate fully with the SEC in this matter.

The Company indicated that it expects to announce the date of its 2006 Annual Meeting following the filing of its Form 10-K for the fiscal year ended February 28, 2006. The Company intends to file its Form 10-K and proxy statement as soon as practicable.

A copy of the press release issued by the Company on June 13, 2006 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The exhibits to this Current Report are listed in the Exhibit Index set forth elsewhere herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Meade Instruments Corp.

June 15, 2006	By:	Brent W. Christensen

Name: Brent W. Christensen
Title: Senior Vice President - Finance and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.8	Amended Section 3.02(a) of the Amended and Restated Bylaws.
10.77	Settlement Agreement, dated as of June 13, 2006, by and among the Investor Group (as set forth therein) and Meade Instruments Corp, a Delaware corporation (excluding Exhibits).
10.78	Sixth Amendment to Amended and Restated Credit Agreement and Limited Waiver of Defaults, by and among Bank of America, N.A., as lender, and Meade Instruments Corp, a Delaware corporation, Simmons Outdoor Corp., a Delaware corporation, and Coronado Instruments, Inc., a California corporation.
99.1	Press release dated June 13, 2006.